united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Annual Report

June 30, 2016

1-855-BUY-GNKO

www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 8, 2016

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We continue to feel that the Ginkgo Multi-Strategy Fund is a uniquely designed mutual fund that is a great asset for our shareholders to own as part of a diversified portfolio. The Fund’s ability to be tactical and active should help it to adapt and benefit from a large variety of market conditions. Whether equity markets are rising, declining, relatively flat, or bouncing back-and-forth, this tactical approach should allow the Ginkgo Multi-Strategy Fund to participate in market gains when they are available, and to avoid significant drawdowns* as much as it can. With the extensive market volatility this past year, investing has been a challenge to all investment managers. While we expect this volatility will likely continue, we feel that the Ginkgo Multi-Strategy Fund will be able to benefit from the market conditions as they become evident. The Fund will continue to be active in its goal to reposition assets to best take advantage of the existing and constantly changing market conditions. As we look forward to the second half of 2016 and into 2017, we feel optimistic that this Fund will perform well for our shareholders in the future.

Over the past year, the Ginkgo Multi-Strategy Fund has been positioned much more defensively than in prior years and we feel that this is justified given present market conditions. The Fund has held larger cash positions and maintained them for longer periods of time. The primary reason for the Fund’s significant underweight in equities is due to their poor operating results and extended valuations. Financial operating results have been extremely disappointing. For example, year-over-year revenue and earnings per share growth for the S&P 500* have been negative for four consecutive quarters for the period ending June 30, 2016. Consensus estimates for next quarter also show negative year-over-year growth for EPS. Operating margins have peaked for this cycle and are now declining. Long-term debt to total capitalization ratio is very high at 15-year record levels. Return on assets and return on equity have also peaked and are declining. In addition to the poor operating results described above, we are also experiencing extremely extended valuations. For example, the price to earnings (P/E) for the S&P 500 on trailing 12 months EPS for the period ending June 30, 2016 is 18.66. This is the highest valuation in over a decade. The 10-year median P/E for this measure is 14.63. The consensus P/E for the S&P 500 on the next 12 months is 17.26, which is also at decade highs and is also significantly higher than the 10-year historical median of 14.05. Other value measures, such as, Enterprise Value to EBITDA (earnings before interest, taxes, depreciation and amortization ratio), Price to Sales ratio and PEG ratio all tell a similar story. We firmly believe with the market showing negative sales and EPS growth, declining operating margins, falling profitability returns and high and rising financial leverage, record or near record valuation measures are far from warranted. Given this fundamental backdrop, remaining significantly underweight equities at this point appears to be the best risk/reward positioning.

Having widely varying levels of cash positions is an ability that sets the Ginkgo Multi-Strategy Fund apart from many other mutual funds. Unlike most other mutual funds that must remain substantially invested at all times, the Ginkgo Multi-Strategy Fund has the ability to change its allocation in attempting to avoid investing in assets when they are declining. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when we feel that the market conditions warrant such action.

Whatever the market conditions may be, we are always looking for what we feel are the most compelling investment opportunities. We are always carefully searching for companies with attractive valuations, good solid fundaments, stock price momentum, and dividends and share buy backs. While we are highly focused on finding these companies, we are also highly focused on protecting principal, and would rather wait patiently for the right time to buy, than to buy in and risk losing significant shareholder principal.

The first quarter of this year contained a full market swing down as well as a market swing back up, resulting in the S&P 500 ending that quarter nearly flat. We feel the Ginkgo Fund weathered this storm quite well and with less volatility than the overall market. Dec. 29 marked a high point in the market, followed by a significant decline that lasted until February 11, 2015. While the equity markets significantly depreciated during this time period, the Ginkgo Fund was in a highly defensive position throughout. By January 6, 2016 the Ginkgo Fund had sold all long exposure to the global equity markets, and thus avoided the rest of this market decline. While, at its worst, the S&P 500 had dropped -10.5%, the Ginkgo was up +0.1% during the first part of this quarter. However, this decline was followed by a swift rally in the equity markets. While the Ginkgo did have some long exposure to the equity markets during this period, it still remained in a relatively defensive position through the end of the first quarter. Our position of safety was of great benefit during the first few months of this year and allowed us to protect capital and outperform when compared to the equity markets. On a relative basis, that position of safety hurt us during the next few months. Although the Fund’s relative performance is disappointing in the short term, we can see that the Fund provided safety and reduced volatility compared to the market, which is important to our shareholders.

Throughout the second quarter, the market continued to show signs of technical weakness and was unable to break out to new market highs. Given the technical landscape as well as an unfavorable fundamental picture, we felt it was prudent to remain defensive and to avoid chasing the expensive equity markets, which, in recent past, have been so quick to give back any gains that they have made. Looking back we can see that throughout this quarter the equity markets continued to grind higher, despite the many serious concerns along the way. During times of extreme volatility and high market valuations, we feel that a cautious stance is what our Fund should have based on our investment philosophy. We feel that, in the longer-term, the strategy of the Ginkgo Fund will show that it can perform well and protect assets. If the equity markets decline further during 2016, the Fund should be in a well-protected position and should not be declining along with it. At the end of the quarter, the Fund remains in a relatively defensive position, and the Adviser feels that this is appropriate given the economic, fundamental, and technical conditions that are evident in the market at this time.

The Adviser expects to see continued volatility throughout 2016. The Adviser continues to monitor the market conditions very closely at this critical point. If the Adviser determines that equity markets will continue to decline further, then the Adviser plans to position the Fund to be able to further protect assets. The equity markets remained at high valuations, with weakening fundamentals and, as of June 30 2016, have been unable to reach previous high made in mid-2015. However, if the Adviser determines that the conditions in equity markets have improved and the markets are likely to move higher, then the Adviser plans to reposition the Fund to actively participate in the rising market. In the meantime the advisor intends to allocate a portion of the Fund in dividend paying stocks. We feel that, even in this volatile market, we are comfortable with some exposure to equities that will at least provide the Fund with some income. The adaptability of our investment strategy is one of the most important components for the Ginkgo Multi-Strategy Fund. We feel confident that the Ginkgo Fund will remain active in seeking growth opportunities during good market conditions, and will continue to try to protect assets during market declines. The Adviser is constantly looking toward avoiding a significant stock market downturn, which the Adviser expects is likely to occur within the next few years. The Adviser continues to believe that the Fund needs to be able to avoid significant drawdowns. The Adviser expects that the tactical nature of the Fund should again display its value to shareholders. The Adviser has been trying to, and will continue trying to, reposition the Fund’s assets best to take advantage of the market conditions. The Adviser feels that the Fund is well-positioned for the given market conditions and is also ready to reallocate when it is appropriate.

Christina V. Winch, CFP®

Chief Executive Officer

*	A decline in the value of an investment or fund during a specific time period.

**	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charge

7656-NLD-8/8/2016

GINKGO MULTI-STRATEGY FUND

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, as compared to its benchmarks:

	One Year	Three Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	(9.42)%	(1.39)%	1.87%
Dow Jones Moderate Portfolio Index ***	1.73%	6.18%	7.36%
Citigroup 1-Month U.S. Treasury Bill Index****	0.11%	0.05%	0.05%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 28, 2015 is 2.00% for the Investor Class. Investor Class shares are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index (the “Index”) is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2016

Fund Holdings by Industry/Investment Type	% of Net Assets
Short-Term Investments	64.1%
Exchange Traded Funds - Debt	19.1%
Exchange Traded Funds - Equity	7.3%
Internet	4.2%
Exchange Traded Funds - Commodity	1.6%
Pharmaceuticals	1.5%
Computers	1.4%
Retail	1.3%
Software	1.0%
Beverages	0.7%
Other Industries/Investment Types	1.5%
Liabilities in Excess of Other Assets	(3.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCKS - 11.1%
	AEROSPACE/DEFENSE - 0.1%
76	Boeing Co.	$9,870
115	Northrop Grumman Corp.	25,562
		35,432
	BANKS - 0.3%
1,482	Wells Fargo & Co.	70,143

	BEVERAGES - 0.7%
1,682	Coca-Cola Co.	76,245
642	Constellation Brands, Inc. - Class A	106,187
		182,432
	COMPUTERS - 1.4%
2,625	Apple, Inc.	250,950
740	International Business Machines Corp.	112,317
		363,267
	COSMETICS/PERSONAL CARE - 0.0%
125	Procter & Gamble, Inc.	10,584

	INTERNET - 4.2%
451	Alphabet, Inc. - Class C *	312,137
731	Amazon.com, Inc. *	523,118
2,500	Facebook, Inc. - Class A *	285,700
		1,120,955
	MACHINERY - CONSTRUCTION & MINING - 0.0%
127	Caterpillar, Inc.	9,628

	MINING - 0.1%
1,870	Stillwater Mining Co. *	22,178

	MISCELLANEOUS MANUFACTURING - 0.3%
3,225	Smith & Wesson Holding Corp. *	87,656

	OIL & GAS - 0.1%
100	Chevron Corp.	10,483
115	Exxon Mobil Corp.	10,780
		21,263
	PHARMACEUTICALS - 1.5%
855	AbbVie, Inc.	52,933
1,165	Alkermes PLC *	50,351
8,620	Pfizer, Inc.	303,510
		406,794
	RETAIL - 1.3%
1,410	Kohl’s Corp.	53,467
4,830	Starbucks Corp.	275,890
		329,357
	SEMICONDUCTORS - 0.0%
317	Intel Corp.	10,398

	SOFTWARE - 1.0%
5,320	Microsoft Corp.	272,225

	TELECOMMUNICATIONS - 0.1%
355	Cisco Systems, Inc.	10,185
77	Palo Alto Networks, Inc. *	9,443
200	Verizon Communications, Inc.	11,168
		30,796

	TOTAL COMMON STOCKS (Cost - $2,916,184)	2,973,108

	EXCHANGE TRADED FUNDS - 28.0%
	COMMODITY FUNDS - 1.6%
215	ETFS Physical Platinum Shares *	21,268
831	SPDR Gold Shares *	105,138
35,787	United States Natural Gas Fund LP *	309,200
		435,606
	DEBT FUND - 19.1%
59,525	iShares 1-3 Year Treasury Bond ETF ^	5,078,673

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS (Continued) - 28.0%
	EQUITY FUNDS - 7.3%
13,712	Direxion Daily Financial Bear 3X Shares *	$517,079
179	iShares Nasdaq Biotechnology ETF	46,064
450	Powershares QQQ Trust Series 1	48,393
3,578	ProShares Short MSCI Emerging Markets *	94,066
10,549	ProShares UltraPro Short S&P 500 *	276,806
24,355	ProShares UltraShort S&P 500 *	433,762
2,497	Vanguard Health Care ETF	325,834
93,879	VelocityShares Daily 2x VIX Short Term ETN *	204,656
		1,946,660

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,532,650)	7,460,939

	PREFERRED STOCK - 0.5%
5,000	Associated Banc-Corp., 8.00% *	127,300
	TOTAL PREFERRED STOCK (Cost - $125,500)

	SHORT-TERM INVESTMENTS - 64.1%
	MONEY MARKET FUND - 64.1%
17,096,142	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.17% +	17,096,142
	TOTAL SHORT-TERM INVESTMENTS (Cost - $17,096,142)

	TOTAL INVESTMENTS - 103.7% (Cost - $27,670,476)(a)	$27,657,489
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%	(998,208)
	NET ASSETS - 100.0%	$26,659,281

*	Non-income producing securities.

^	Securities pledged as collateral for borrowing.

+	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipt

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,904,141 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$212,213
Unrealized depreciation:	(1,458,865)
Net unrealized depreciation:	$(1,246,652)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

ASSETS
Investment securities:
At cost	$27,670,476
At value	$27,657,489
Receivable for securities sold	279,932
Dividends and interest receivable	3,638
Prepaid expenses and other assets	20,660
TOTAL ASSETS	27,961,719

LIABILITIES
Due to broker	760,472
Payable for investments purchased	438,306
Payable for Fund shares repurchased	44,071
Investment advisory fees payable	22,073
Payable to related parties	9,711
Distribution (12b-1) fees payable	8,829
Accrued expenses and other liabilities	18,976
TOTAL LIABILITIES	1,302,438
NET ASSETS	$26,659,281

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$28,422,302
Accumulated net investment loss	(263,217)
Accumulated net realized loss on investments	(1,486,764)
Net unrealized depreciation of investments and foreign currency	(13,040)
NET ASSETS	$26,659,281

NET ASSET VALUE PER SHARE:
Net Assets	$26,659,281
Shares of beneficial interest outstanding	2,828,771
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.42

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $219)	$97,177
Interest	13,766
TOTAL INVESTMENT INCOME	110,943

EXPENSES
Investment advisory fees	294,731
Distribution (12b-1) fees	117,892
Administrative services fees	41,487
Registration fees	31,067
Transfer agent fees	30,562
Accounting services fees	27,967
Interest expense	19,258
Printing and postage expenses	16,550
Audit fees	16,043
Legal fees	14,043
Compliance officer fees	14,040
Custodian fees	13,550
Trustees fees and expenses	11,535
Insurance expense	507
Other expenses	2,014
TOTAL EXPENSES	651,246

NET INVESTMENT LOSS	(540,303)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(1,637,059)
Net realized loss on foreign currency transactions	(5)
Net realized gain on securities sold short	226,007
(1,411,057)

Net change in unrealized depreciation on investments and foreign currency translations	(981,830)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(2,392,887)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,933,190)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment loss	$(540,303)	$(277,154)
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(1,411,057)	1,242,432
Net change in unrealized depreciation on investments and foreign currency translations	(981,830)	(3,945,684)
Net decrease in net assets resulting from operations	(2,933,190)	(2,980,406)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,277,963)	(2,280,672)
Net decrease in net assets resulting from distributions to shareholders	(1,277,963)	(2,280,672)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,875,541	5,302,956
Net asset value of shares issued in reinvestment of distributions	1,277,736	2,280,400
Payments for shares redeemed	(6,533,985)	(21,866,212)
Redemption fee proceeds	7	37
Net decrease in net assets resulting from shares of beneficial interest	(2,380,701)	(14,282,819)

TOTAL DECREASE IN NET ASSETS	(6,591,854)	(19,543,897)

NET ASSETS
Beginning of Year	33,251,135	52,795,032
End of Year *	$26,659,281	$33,251,135
* Includes accumulated net investment loss of:	$(263,217)	$(187,456)

SHARE ACTIVITY
Shares Sold	289,712	452,638
Shares Reinvested	128,287	197,437
Shares Redeemed	(650,053)	(1,963,465)
Net decrease in shares of beneficial interest outstanding	(232,054)	(1,313,390)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Investor Class

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	June 30, 2016		June 30, 2015		June 30, 2014		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$10.86		$12.07		$11.17		$10.11	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.19)		(0.06)		(0.04)		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.81)		(0.62)		1.40		1.07	0.11
Total from investment operations	(1.00)		(0.68)		1.36		1.16	0.23
Less distributions from:
Net investment income	—		—		—		(0.10)	(0.12)
Net realized gains	(0.44)		(0.53)		(0.46)		—	—
Total distributions	(0.44)		(0.53)		(0.46)		(0.10)	(0.12)
Paid-in-capital from redemption fees (2)	0.00	**	0.00	**	0.00	**	0.00 **	0.00	**
Net asset value, end of period	$9.42		$10.86		$12.07		$11.17	$10.11
Total return (3)	(9.42)%		(5.91)%		12.50%		11.52%	2.28	% (4)
Net assets, end of period (000s)	$26,659		$33,251		$52,795		$37,322	$30,986
Ratio of expenses to average net assets (5)	2.21	% (7)	1.91	% (7)	1.93	% (7)	1.89%	2.19	% (6)
Ratio of net investment income (loss) to average net assets (5,8)	(1.83	)% (7)	(0.55	)% (7)	(0.31	)% (7)	0.86%	1.46	% (6)
Portfolio Turnover Rate	1837%		607%		304%		221%	187	% (4)

(1)	Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Includes interest expense. Excluding interest expense, the ratio of expenses to average net assets would have been 2.15% and the ratio of net investment loss to average net assets would have been (1.77)% for the year ended June 30, 2016. Excluding interest expense, the ratio of expenses to average net assets would have been 1.87% and the ratio of net investment loss to average net assets would have been (0.51)% for the year ended June 30, 2015. Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.88% and the ratio of net investment loss to average net assets would have been (0.26)% for the year ended June 30, 2014.

(8)	Recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares, which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011. The Fund has three classes of shares: Class A shares, Class C shares and Investor Class shares. Class A and Class C shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trusts’ Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$2,973,108	$—	$—	$2,973,108
Exchange Traded Funds	7,460,939	—	—	7,460,939
Preferred Stock	—	127,300	—	127,300
Short-Term Investments	17,096,142	—	—	17,096,142
Total	$27,530,189	$127,300	$—	$27,657,489

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2013 – 2015), or expected to be taken in the Fund’s tax returns for the year ended June 30, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pays net realized capital gains, if any, annually. The character of income and gains distributed is determined in accordance with

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC (the “Advisor”), serves as investment advisor to the Fund.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2016, the Advisor earned fees of $294,731.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.40% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended June 30, 2016, the Fund incurred distribution fees of $117,892 for Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended June 30, 2016 amounted to $210,947,012 and $230,249,271, respectively.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

5.	BORROWING

For the year ended June 30, 2016, borrowings by the Fund were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Ginkgo Multi-Strategy Fund	Interest Rate	Loan Balance	Outstanding	Incurred	the Year
Goldman Sachs Margin Account	1.87%	$777,101	366	$19,258	$960,680

As of June 30, 2016, the Fund had an outstanding loan balance in the amount of $760,472. This is reflected as “Due to Broker” in the Statement of Assets and Liabilities.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2016, the Fund assessed redemption fees of $7.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$—	$937,842
Long-Term Capital Gains	1,277,963	1,342,830
	$1,277,963	$2,280,672

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$—	$—	$(365,610)	$(150,706)	$—	$(1,246,705)	$(1,763,021)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $263,217.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $102,393.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

At June 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$150,706	$—	$150,706

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency losses and net operating losses, reclassification of Fund distributions and tax adjustments for partnerships and grantor trusts, resulted in reclassification for the year ended June 30, 2016 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(471,911)	$464,542	$7,369

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, TD Ameritrade, Inc. held approximately 99.96% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the BlackRock Liquidity Funds Treasury Trust Fund – Institutional Class (the “BlackRock Fund”). The Fund may redeem its investment from the BlackRock Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the BlackRock Fund. The financial statements of the BlackRock Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2016, the percentage of the Fund’s net assets invested in the BlackRock Fund was 64.1%.

10.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of the Ginkgo Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of the Ginkgo Multi-Strategy Fund (the “Fund”), a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolio of investments as of June 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period September 2, 2011 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ginkgo Multi-Strategy Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period September 2, 2011 through June 30, 2012 in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 29, 2016

GINKGO MULTI-STRATEGY FUND
EXPENSE EXAMPLES (Unaudited)
June 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/16	6/30/16	1/1/16 – 6/30/16*	1/1/16 – 6/30/16**
Investor Class	$1,000.00	$954.40	$11.13	2.29%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/16	6/30/16	1/1/16 – 6/30/16*	1/1/16 – 6/30/16**
Investor Class	$1,000.00	$1,013.48	$11.46	2.29%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

Winch Advisory Services, LLC (Adviser to Ginkgo Multi-Strategy Fund)

In connection with the regular meeting held on June 22-23, 2016, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Winch Advisory Services, LLC (“Winch”) and the Trust, with respect to the Ginkgo Multi-Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Winch manages approximately $262 million and provides an array of financial planning services and customized investment management services to its clients. The Trustees discussed the backgrounds of the personnel responsible for servicing the Fund, considering their education, diverse financial industry experience, and the resources available to support to the Fund. They further discussed Winch’s investment process, noting that Winch combines fundamental research and technical analysis to examine investment options and market trends. The Trustees further noted Winch’s risk management processes, examining Winch’s process of monitoring trailing stop loss orders to help determine when to exit a position. The Trustees noted that Winch also maintains the ability to employ defensive hedge positions or move to cash to help limit large drawdowns. The Trustees examined Winch’s selection of broker-dealers, discussing the qualitative factors Winch considers in determining which broker-dealers provide best execution. The Trustees noted that the SEC conducted an exam of Winch in 2015, suggesting several actions needed to be taken by Winch and that Winch has completed. The Trustees agreed that Winch has developed a strong investment team and emphasized developing a strong compliance culture. The Trustees concluded that Winch should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund has underperformed versus its benchmark, peer group and Morningstar category over the one, two and three-year periods ended March 31, 2016. They noted that the Fund’s standard deviation is slightly higher than the Morningstar category average while its returns have lagged the category average, creating a negative Sharpe ratio versus a positive Sharpe ratio for the Morningstar category. The Trustees reviewed the Fund’s trading activity, noting that Winch has been able to successfully exit the market and prevent downside losses, but also noted that Winch has not reentered the market at the most advantageous times, and, as a result, has given up significant upside potential. The Trustees discussed the Fund’s historical performance, noting that the Fund performed well in 2014 but its historical performance is being dragged down by the Fund’s current underperformance. The Trustees noted that Winch has made changes to its investment program and is working to improve the Fund’s performance. The Trustees concluded that Winch has the potential to deliver positive returns to shareholders over the long-term.

Fees and Expenses. The Trustees reviewed the Fund’s investment advisory fee and net expense ratio, noting that the Fund’s advisory fee of 1.00% is slightly lower than the peer group average and above the Morningstar category average, but well within the range of advisory fees in the Morningstar category. The Trustees further noted that although the Fund’s net expense ratio is higher than the peer group and Morningstar category, it is within the range of expense ratios of the funds in the peer group and Morningstar category. After considering Winch’s economic trend research and ability to re-position the Fund based on current market trends, the Trustees concluded that the advisory fee was not unreasonable.

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Profitability. The Trustees reviewed the profitability analysis provided by Winch, noting that Winch earned a modest profit over the past 12 months from the advisory services it provides to the Fund. The Trustees considered the level of profitability in terms of the actual dollar amount and as a percentage of the gross fees paid to Winch, concluding that the level of profitability represented a fair entrepreneurial profit for the services rendered to the Fund.

Economies of Scale. The Trustees considered whether Winch was benefitting from economies of scale with respect to its relationship with the Fund, noting that based on the Fund’s current assets, Winch was not likely benefitting from economies of scale at this time. The Trustees reviewed Winch’s projected growth of the Fund over the next 12 months, noting that Winch does not anticipate realizing the benefits of economies of scale during that time. The Trustees favorably noted that Winch anticipates adjusting its fees to reflect economies of scale once such benefits are realized. It was the consensus of the Trustees to revisit economies of scale at the next annual renewal.

Conclusion. Having requested and received such information from Winch as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the advisory fee is reasonable and that approval of the Advisory Agreement is in the best interest of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/16 – NLFT_v1

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-BUY-GNKO.

6/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO.

INVESTMENT ADVISOR
Winch Advisory Services, LLC
424 East Wisconsin Ave.
Appleton, WI 54911

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $13,800

2015 - $13,700

2014 - $13,500

(b)	Audit-Related Fees

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2016 - $2,200

2015 - $2,000

2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015	2014
Audit-Related Fees:	100%	100%	100%
Tax Fees:	100%	100%	100%
All Other Fees:	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,200

2015 - $2,000

2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/6/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/6/16